Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Event
Subsequent Event

22.          Subsequent Event

On February 12, 2013, the Company issued $220.0 million in aggregate principal amount of 7.625% Second Lien Senior Secured Notes due 2020 (the “New Notes”), which mature on August 15, 2020, as “additional notes” pursuant to the 2012 Indenture dated as of August 7, 2012. The New Notes were issued in a private placement, at a premium of 106.375% for an aggregate total of approximately $230.0 million in net proceeds and are subject to the same terms as the 2012 Notes under the 2012 Indenture. The premium is being amortized over the remaining life of the New Notes. The Company used the net proceeds from the sale of the New Notes to fund the redemption of all of its outstanding Floating Rate Notes. In connection with the issuance of the New Notes, the Company entered into a registration rights agreement with the initial purchasers of the New Notes.

In connection with preparing the audited consolidated financial statements for the year ended December 31, 2012, we have evaluated subsequent events for potential recognition and disclosure through the date of this filing.